Exhibit 10.7

SECOND AMENDMENT
OF
GRACO INC.
DEFERRED COMPENSATION PLAN RESTATED
(1992 RESTATEMENT)

        WHEREAS, Graco Inc. (“Graco” or the “Company”) has heretofore established and maintained an unfunded deferred compensation plan (the “Plan”) which, in its most recent amended and restated for, is embodied in a document entitled “Graco Inc. Deferred Compensation Plan Restated”, effective December 1, 1992 as amended by a First Amendment dated May 6, 1997 (the Plan as so amended, is hereinafter referred to as the “Plan Statement”) is hereby amended as follows:

1.	APPENDIX A. Effective as of May 27, 200, Appendix A of the Plan Statement shall be amended to read in full as follows. [See Appendix A attached.]

2.	SAVINGS CLAUSE. Save and except as herein above expressly amended, the Plan Statement shall continue in full force and effect.

        IN WITHNESS WHEREOF, each of the parties hereto has caused these presents to be executed, all as of the day and year first above written.

GRACO INC.

By	/s/Mark W. Sheahan

Vice President

By	/s/Robert M. Mattison
Robert M. Mattison
Vice President